UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2023

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-701-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As part of a potential debt financing transaction in connection with the previously announced pending acquisition of Atlas Air Worldwide Holdings, Inc. (“AAWW”, the “Company”, “we”, “our” or “us”) by an investor group led by funds managed by affiliates of Apollo Global Management, Inc., together with investment affiliates of J.F. Lehman & Company, LLC and Hill City Capital L.P. (the “Merger”), we anticipate disclosing to prospective lenders the following information which has not yet been publicly reported.

Preliminary Estimated Unaudited Financial Results for the Year Ended December 31, 2022

Set forth below are the Company’s selected preliminary estimated unaudited financial results for the year ended December 31, 2022. Our preliminary estimates set forth below are forward-looking statements. The Company’s preliminary estimated unaudited financial results set forth below are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2022 and remain subject to, among other things, the completion of the Company’s financial closing procedures. Therefore, any information with respect to or prepared on the basis of the Company’s unaudited financial information as of and for the year ended December 31, 2022 is a preliminary estimate based upon information available to the Company’s management as of the date hereof and is subject to change. As a result, it is possible that the Company’s actual results may differ materially from such estimates due to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the Company finalizes its financial results for the year ended December 31, 2022. The preliminary estimates for the year ended December 31, 2022 are not necessarily indicative of the results to be achieved in any future period.

	For the Year Ended
	December 31, 2022		December 31, 2021
	(Low)	(High)
(dollars in thousands)	(estimated)		(actual)
Operating Revenue	$4,500,000	$4,600,000	$4,030,829
Net income	$341,000	$372,000	$493,317
Adjusted EBITDA	$880,000	$920,000	$1,067,347

Operating revenue increased primarily due to an increase in revenue per block hour, partially offset by a reduction in block hours. Revenue per block hour rose primarily due to higher fuel prices and yields, net of fuel, including the impact of new and extended long-term contracts and increased cargo flying for the U.S. military. Block hours decreased primarily due to operational disruptions, including an abnormal increase in COVID-19 cases (which were significantly higher from late June through August) and severe weather events, as well as a reduction in less profitable smaller gauge CMI service flying and our operation of fewer passenger flights.  The increase in COVID-19 cases and severe weather events also adversely impacted our crew availability and our ability to position them due to the widespread and well-publicized cancellations of commercial passenger flights.

Net income and Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) decreased, primarily due to increased pilot costs related to our new pilot collective bargaining agreement, higher overtime pay driven by operational disruptions, including an abnormal increase in COVID-19 cases (which were significantly higher from late June through August) and severe weather events, and higher premium pay for pilots operating in certain areas significantly impacted by COVID-19.  In addition, Net income and Adjusted EBITDA were negatively impacted by lower aircraft utilization and higher crew travel costs driven by the operational disruptions noted above, as well as higher commercial passenger airfare rates.  The increase in COVID-19 cases and severe weather events also adversely impacted our crew availability and our ability to position them due to the widespread and well-publicized cancellations of commercial passenger flights. Partially offsetting the impact of these items were increased yields, net of fuel, primarily driven by new and extended long-term contracts, increased cargo flying for the U.S military, and lower heavy maintenance expense.

Adjusted EBITDA is a non-GAAP financial measure, which excludes certain noncash income and expenses, and items impacting year-over-year comparisons of our results.  This non-GAAP financial measure may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for net income, which is the most directly comparable measure of performance prepared in accordance with GAAP.

We use this non-GAAP financial measure in assessing the performance of our ongoing operations and in planning and forecasting future periods.  This adjusted measure provides a more comparable basis to analyze operating results and earnings and is a measure commonly used by shareholders to measure our performance.  In addition, management’s incentive compensation is determined, in part, by using Adjusted EBITDA. We believe that this adjusted measure, when considered together with the corresponding GAAP financial measure and the reconciliation to that measure, provides meaningful supplemental information to assist investors and analysts in understanding our business results and assessing our prospects for future performance.

The following table presents a reconciliation to net income, the most comparable GAAP financial measure, to Adjusted EBITDA for the years ended December 31, 2022 and December 31, 2021, respectively.

	For the Year Ended
	December 31, 2022		December 31, 2021
	(Low)	(High)
(dollars in thousands)	(estimated)		(actual)
Net income	$341,000	$372,000	$493,317
Depreciation and amortization	303,200	303,200	281,209
Income tax expense	101,300	110,300	154,074
Interest expense, net	60,300	60,300	98,453
EBITDA	805,800	845,800	1,027,053
Customer incentive asset amortization (a)	39,800	39,800	44,162
Adjustments to CBA paid time-off benefits (b)	2,200	2,200	29,211
Noncash expenses (c)	-	-	5,361
CARES Act grant income (d)	-	-	(40,944)
Costs associated with transactions (e)	12,200	12,200	1,012
Special charge (f)	16,200	16,200	-
Other net (g)	3,800	3,800	1,492
Adjusted EBITDA	$880,000	$920,000	$1,067,347

(a)	Represents an adjustment related to the amortization of a customer incentive asset.
(b)	Adjustments to collective bargaining agreement (“CBA”) paid time-off benefits in 2022 and 2021 are related to our new CBA.
(c)	Noncash expenses in 2021 are primarily related to amortization of debt discount on convertible notes.
(d)	CARES Act grant income in 2021 related to income associated with the payroll support program available to cargo air carriers under the CARES Act during the COVID-19 pandemic.
(e)	Costs associated with transactions in 2022 are related to our proposed Merger. Costs associated with transactions in 2021 are related to our integration of an acquired airline.
(f)
Special charge in 2022 represented a charge related to six nonoperational spare CF6-80 engines held for sale to be traded in for newly overhauled engines and relates to two other CF6-80 engines dry leased to a customer.

(g)
Other, net in 2022 primarily related to a loss on the sale of four nonoperational spare CF6-80 engines, partially offset by a gain during the first quarter of 2022 from the sale of six nonoperational spare CF6-80 engines, which were previously classified as assets held for sale and a loss on early extinguishment of debt.  Other, net in 2021 primarily related to leadership transaction costs.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to AAWW, Parent and the acquisition of AAWW by Parent that are subject to risks, uncertainties and other factors. AAWW intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this communication that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this communication. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries that may cause the actual results of AAWW or its subsidiaries to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the risk that the proposed Merger may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals for AAWW will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require AAWW to pay a termination fee; the effect of the announcement, pendency of the proposed Merger on AAWW’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; risks related to the proposed Merger diverting management’s attention from AAWW’s ongoing business operations; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; and (i) any other risks discussed in AAWW’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and AAWW’s subsequent quarterly reports on Form 10-Q (the “Quarterly Reports”) filed by AAWW with the SEC, and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Reports and (ii) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By:	/s/ Adam R. Kokas
	Name:	Adam R. Kokas
	Title:	Executive Vice President, General Counsel and Secretary

Date: January 31, 2023